UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CANOPY GROWTH CORPORATION

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-

SEC BC Registered Non Vote Template

COMPANY LOGO

RETURN ADDRESS
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Your **Vote** Counts!

Canopy Growth Corporation

2024 Special Meeting
Vote by April 10, 2024
1:00 PM EDT



You invested in Canopy Growth Corporation and it's time to vote!

You have the right to vote on proposals being presented at the Special Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on Friday, April 12, 2024.**

Get informed before you vote

View the Notice and Proxy Statement online OR you can receive a free paper or email copy of voting material(s) by requesting prior to March 25, 2024. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-877-907-7643 or (3) send an email to proxy.request@broadridge.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # **1234 5678 9102 3456**

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

Friday, April 12, 2024
1:00 pm EDT

www.virtualshareholdermeeting.com/WEED2024SM

*Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

G-R38

Vote at www.ProxyVote.com Control # 1234 5678 9012 3456 THIS IS NOT A VOTABLE BALLOT SHARE CLASSES REPRESENTED FOR VOTING CANOPY GROWTH CORPORATION—COMMON 123456789.1234 This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Recommendation Vote Voting Items 01. To consider, and if deemed advisable, pass a special resolution authorizing an amendment to the Articles of Incorporation, as For amended, of Canopy Growth Corporation (“Canopy”) in order to: (i) create and authorize the issuance of an unlimited number of a new class of non-voting and non-participating exchangeable shares (the “Exchangeable Shares”); and (ii) restate the rights of the common shares (the “Shares”) to provide for a conversion feature whereby each Share may at any time, at the option of the holder, be converted into one Exchangeable Share. The Exchangeable Shares will not carry voting rights, rights to receive dividends or other rights upon dissolution of Canopy. You are receiving this communication to advise you that the company is using notice-and-access to deliver proxy materials to its shareholders for the above noted meeting instead of sending you paper copies of the proxy materials. In addition to the options to vote on the reverse side, you can vote by mail by requesting a paper copy of the voting materials using the instructions on the reverse side, which will include a voting instruction form. The proxy statement and other relevant proxy materials are available at: www.canopygrowth.com/investors/investor-events/special-meeting-2024 and under Canopy Growth Corporation’s SEDAR+ profile at www.sedarplus.ca. PLEASE VIEW THE PROXY STATEMENT AND OTHER RELEVANT PROXY MATERIALS PRIOR TO VOTING. Shareholders with questions about notice-and-access can contact Broadridge by calling 1-844-916-0609. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. E 1.00000 322,224 148,294